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                                                                   Exhibit 10.25

                                                                  EXECUTION COPY

                         PLEDGE AGREEMENT dated as of January 11, 2000, among
               KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, INC., a
                 --------
               Missouri corporation (the "Borrower"), each other Subsidiary of
                                          --------
               Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 24 (collectively, the "Subsidiary
                                                             ----------
               Pledgors"; Holdings, the Borrower and the Subsidiary Pledgors
               --------
               being referred to collectively as the "Pledgors") and THE CHASE
                                                      --------
               MANHATTAN BANK, ("Chase"), as collateral agent (in such capacity,
                                 -----
               the "Collateral Agent"), for the Secured Parties (as defined in
                    ----------------
               the Credit Agreement referred to below).


     Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Holdings, the Borrower, the lenders from time to time party
---------
thereto (the "Lenders") and Chase, as administrative agent (in such capacity,
              -------
the "Administrative Agent"), collateral agent (in such capacity, the "Collateral
     --------------------                                             ----------
Agent") and issuing bank (in such capacity, the "Issuing Bank"), and (b) the
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Guarantee Agreement and the other Loan Documents referred to in the Credit
Agreement. Capitalized terms used and not otherwise defined herein shall have meanings assigned to them in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrowers or the applicable Loan Parties of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under this Agreement and the other Loan Documents, (b) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of the Loan Parties, monetary or otherwise, under or pursuant to this Agreement and the other Loan Documents and
(c) unless otherwise agreed to in writing by the applicable Lender thereto, the due and punctual payment of all obligations of the Borrower under each Hedging Agreement entered into (i) prior to the date hereof with any counterparty that is a Lender (or an Affiliate thereof) on the date hereof or (ii) on or after the date
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hereof with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered into, in either case to provide protection against interest rate fluctuations in either case to provide protection against interest rate fluctuations (all the obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Pledgor agrees that the Obligations may be extended or
 -----------
renewed, in whole or in part, without notice to or further assent from it, and that the security interest granted hereunder and the obligations of each Pledgor will survive any extension or renewal of any Obligation.

     Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors and assigns), hereby agree as follows:

           SECTION 1. Pledge.  As security for the payment in full of all the
                      -------
Obligations, each Pledgor does hereby pledge, transfer, grant, bargain, sell, convey, hypothecate, set over and deliver and create a security interest in (collectively, "Pledge") unto the Collateral Agent, its successors and assigns,
                ------
for the benefit of the Secured Parties, all such Pledgor's right, title and interest in, to and under (i) all the outstanding Equity Interests owned by it on the date hereof or at any time hereafter in Subsidiaries or other Persons (but limited to 65% of the outstanding voting Equity Interests and 100% of the outstanding non-voting Equity Interests in each such Subsidiary that is a Foreign Subsidiary), including the Equity Interests listed on Schedule II hereto, (ii) (A) all Indebtedness of Holdings, the Borrower, any other Subsidiary or any other Person now owned or hereafter acquired by it, including the Indebtedness listed on Schedule II hereto, and (B) the promissory notes and other instruments evidencing such Indebtedness, (iii) all payments, whether of dividends or other distributions, principal or interest or otherwise, and whether of cash or other assets, from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Equity Interests or Indebtedness pledged pursuant to clauses (i) and (ii) above; (iv) subject to Section 5, all rights and privileges of such Pledgor with respect to the Equity Interests, Indebtedness and other property pledged pursuant to clauses (i), (ii) and (iii) above; and (v) all proceeds of any of the foregoing (the collateral referred to in the preceding clauses (i) through
(v) being collectively called the "Collateral").
                                   ----------

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and
                                 -------  -------
conditions hereinafter set forth.

           SECTION 2. Delivery of the Collateral; Perfection.  (a) Each Pledgor
                      ---------------------------------------
agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates or instruments representing any Equity Interests, Indebtedness or other assets now or hereafter included in the Collateral (collectively, the "Pledged Securities"). Upon delivery to the Collateral
                    ------------------
Agent, all Pledged Securities shall be accompanied by stock or note powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request.

     (b) Each Pledgor agrees to take from time to time all such other actions as shall be required under applicable law or reasonably requested by the Collateral Agent to perfect and maintain the perfection of the Lien created by this Agreement, including, in the case of any Collateral in which such Lien cannot be perfected by the possession of certificates or instruments, the filing of all such financing statements and similar documents, and the obtaining of all such
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acknowledgments of clearing corporations, brokers and other intermediaries, as shall be required for such perfection under the Uniform Commercial Code or other law of any applicable jurisdiction.

     (c) The Equity Interests and Indebtedness initially included in the Collateral are set forth in Schedule II hereto. At the time any additional Equity Interests or Indebtedness shall become part of the Collateral, the Borrower shall deliver to the Collateral Agent a revised Schedule II, which shall supersede all Schedules previously delivered pursuant to the requirements of this paragraph.

     (d) Each Pledgor will cause any Indebtedness owed to such Pledgor that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof. Each Pledgor agrees, without limiting its obligations under paragraph (a) or (b) above, that to the extent it is required to pledge any limited liability or limited partnership interest in any Domestic Subsidiary hereunder, it will (i) make or cause to be made all filings and take all other actions required under paragraph (b) above for the perfection of the Collateral Agent's Lien in the limited liability company or limited partnership interests of such Subsidiary under Article 9 of the Uniform Commercial Code as in effect in each applicable jurisdiction and (ii) deliver to the Collateral Agent any certificates issued to such Pledgor representing Equity Interests of any Domestic Subsidiary that is a limited liability company or limited partnership if such Subsidiary's limited liability company or limited partnership agreement, as the case may be, provides that the Equity Interests of such Subsidiary are to be represented by certificates. Each Pledgor represents and warrants to the Collateral Agent that as of the date hereof none of the Equity Interests of any of its Domestic Subsidiaries which are limited liability companies or limited partnerships are represented by certificates.

           SECTION 3. Representations, Warranties and Covenants. Each Pledgor
                      -----------------------------------------
hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

           (a) the Equity Interests pledged hereunder represent the percentages set forth on Schedule II of the issued and outstanding Equity Interests of each class of the issuers thereof;

           (b) except for the security interest granted hereunder and except for Permitted Encumbrances, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral listed in Schedule II as being owned by it, except to the extent permitted by Section 6.02 of the Credit Agreement, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to
     Section 5, will cause any and all Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

           (c) such Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;
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           (d) no consent of any other Person (including equity holders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby other than such as have been obtained;

           (e) by virtue of the execution and delivery by the Pledgors of this Agreement and the other actions that have been taken pursuant to this Agreement, the Collateral Agent will obtain a valid and perfected first Lien upon and security interest in the Collateral as security for the payment and performance of the Obligations;

           (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

           (g) all of the Equity Interests pledged hereunder have been duly authorized and validly issued and are fully paid and nonassessable; and

           (h) all information set forth herein relating to the Collateral is accurate and complete in all material respects as of the date hereof.

           SECTION 4. Registration in Nominee Name; Denominations. The
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Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Equity Interests pledged hereunder in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to pledged Equity Interests registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange any certificates representing pledged Equity Interests for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

           SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless
                      ------------------------------------------
and until an Event of Default shall have occurred and be continuing:

           (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of pledged Equity Interests or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided such Pledgor will not be entitled to exercise any such right if
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     the result thereof would be prohibited by the Credit Agreement or would reasonably be expected to materially and adversely affect the rights or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to
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     exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

         (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Equity Interests or Indebtedness pledged hereunder to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the pledged Equity Interests and Indebtedness, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any thereof or received in exchange for such Equity Interests or Indebtedness or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default and upon notice to the applicable Pledgor as set forth in Section 15, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. Unless otherwise directed by the Required Lenders, the Collateral Agent shall have
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the right from time to time following and during the continuance of an Event of
Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

           SECTION 6. Remedies upon Default. Upon the occurrence and during the
                      ---------------------
continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and approval any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

           The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.
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For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto (other than any proceeds remaining after the Obligations have been paid in full), notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

           SECTION 7. Application of Proceeds of Sale. The proceeds of any sale
                      -------------------------------
of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                 FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the applicable Secured Parties pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution); and

                THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

           The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

           SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor
                      ---------------------------------
agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.
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           (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee,
                 --------
be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

           (c) Any amounts payable under this Section shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in clause (c)(ii) of Section 2.13 of the Credit Agreement.

           SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Upon the
                      -------------------------------------------
occurrence of and during the existence of an Event of Default each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring
--------  -------
or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers,
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                                                                               9

directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

           SECTION 10. Waivers; Amendment. (a) No failure or delay of the
                       ------------------
Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

           SECTION 11. Securities Act, etc. In view of the position of the
                       -------------------
Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any
                            -----------------------
disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

           SECTION 12. Security Interest Absolute. All rights of the Collateral
                       --------------------------
Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

           SECTION 13. Releases and Termination. This Agreement and the security
                       ------------------------
interest granted hereby shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement. Upon such Termination, the Collateral Agent shall execute and deliver to the Pledgors, at the Pledgors' expense, all Uniform Commercial Code termination statements and similar documents which the Pledgors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Pledgor shall be automatically released in the event that all the Equity Interests of such Subsidiary Pledgor shall be sold, transferred or otherwise disposed of to a person other than Holdings, the Borrower or an Affiliate of Holdings in a transaction permitted under the terms of the Credit Agreement. Any Collateral granted hereunder shall be released (automatically and without further action on the part of the Collateral Agent) upon the sale, transfer or other disposition of such Collateral to a transferee other than Holdings, the Borrower or an Affiliate of Holdings, to the extent that such sale, transfer or other disposition is permitted under the Credit Agreement.

           SECTION 14. Notices. All communications and notices hereunder shall
                       -------
be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower.

15.       SECTION  Further Assurances.  Each Pledgor agrees to do such further
                   ------------------
acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

16.       SECTION  Successors and Assigns; Binding Effect; Several Agreement;
                   ---------------------------------------------------------
Assignments. Whenever in this Agreement any of the parties hereto is referred
-----------
to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

17.       SECTION  Survival of Agreement; Severability. (a)  All covenants,
                   -----------------------------------
agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     (b) Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties to this Agreement shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

18.      SECTION  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.       SECTION  Counterparts. This Agreement may be executed in counterparts
                   ------------
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

20.       SECTION  Rules of Interpretation.  The rules of interpretation
                   -----------------------
specified in Sections 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not to affect the construction of, or be taken into consideration in interpreting this Agreement.

21.       SECTION  Jurisdiction; Consent to Service of Process.  (a)  Each
                   -------------------------------------------
Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County or the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

     (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

22.       SECTION  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO
                   --------------------
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT

BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

23.       SECTION  Additional Pledgors.  Pursuant to Section 5.12 of the Credit
                   -------------------
Agreement, certain additional Significant Subsidiaries may be required under the terms of the Credit Agreement from time to time to enter into this Agreement as Subsidiary Pledgors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      KANSAS CITY SOUTHERN INDUSTRIES, INC.,

                                       by /s/ Anthony P. McCarthy
                                         ------------------------------
                                           Name: Anthony P. McCarthy
                                           Title: VP & Treasurer

                                      THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                                       by /s/ Robert H. Berry
                                         -------------------------------
                                           Name: Robert H. Berry
                                           Title: Sr. VP & CFO


                                      CAYMEX TRANSPORTATION, INC.,

                                       by /s/ Richard P. Bruening
                                         ------------------------------
                                           Name: Richard P. Bruening
                                           Title: VP & Secretary


                                      GATEWAY WESTERN RAILWAY COMPANY,

                                       by /s/ Anthony P. McCarthy
                                         ------------------------------
                                           Name: Anthony P. McCarthy
                                           Title: Designated Person


                                      GLOBAL TERMINALING SERVICES, INC.

                                       by /s/ Robert H. Berry
                                         ------------------------------
                                           Name: Robert H. Berry
                                           Title: VP & Treasurer

                                      KCS TRANSPORTATION COMPANY,

                                       by /s/ Richard P. Bruening
                                         ------------------------------
                                           Name: Richard P. Bruening
                                           Title: VP & Secretary

                                      KANSAS CITY SOUTHERN LINES, INC.,

                                       by /s/ Anthony P. McCarthy
                                         ------------------------------
                                           Name: Anthony P. McCarthy
                                           Title: Designated Person


                                      SCC HOLDINGS, INC.,

                                       by /s/ Robert H. Berry
                                         ------------------------------
                                           Name: Robert H. Berry
                                           Title: VP & Treasurer


                                      RICE-CARDEN CORPORATION,

                                       by /s/ Richard P. Bruening
                                         ------------------------------
                                           Name: Richard P. Bruening
                                           Title: VP & Secretary


                                      SOUTHERN INDUSTRIAL SERVICES, INC.,

                                       by /s/ Anthony P. McCarthy
                                         ------------------------------
                                           Name: Anthony P. McCarthy
                                           Title: Designated Person


                                      THE CHASE MANHATTAN BANK, as Collateral
                                      Agent,

                                       by /s/ Laurie B. Perper
                                         ------------------------------
                                           Name: Laurie B. Perper
                                           Title: VP

                                                            Annex 1 to the
                                                            Pledge Agreement





                    SUPPLEMENT NO.  dated as of [     ], to the PLEDGE
               AGREEMENT dated as of January 11, 2000 (the "Pledge Agreement"),
                                                            ----------------
               among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY
                             --------
               COMPANY, INC., a Missouri corporation (the "Borrower"), each
                                                           --------
               other Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 24 thereof (collectively, the "Subsidiary Pledgors"; Holdings, the Borrower
                                   -------------------
               and the Subsidiary Pledgors being referred to collectively as the "Pledgors") and THE CHASE MANHATTAN BANK, ("Chase"), as
                --------                                   -----
               collateral agent (in such capacity, the "Collateral Agent"), for
                                                        ----------------
               the Secured Parties (as defined in the Credit Agreement referred to below).

          A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time
 ----------------
party thereto (the "Lenders"), and Chase, as administrative agent (in such
                    -------
capacity, the "Administrative Agent"), collateral agent (in such capacity, the
               --------------------
"Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank").
 ----------------                                            ------------

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, certain additional Subsidiaries may be required to enter into the Pledge Agreement as Subsidiary Pledgors. The undersigned Subsidiary (the "New Pledgor") is executing this
                                            -----------
Supplement in accordance with the requirements of the Credit Agreement and the Pledge Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

          SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by telecopy shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Pledgor hereby represents and warrants that
Schedule II attached hereto includes a true and correct listing of all the Equity Interests and intercompany Indebtedness owned by it (and such Schedule shall be substituted for Schedule II to the Pledge Agreement as heretofore in effect).

          SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof and the Pledge Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The Parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

          SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                           [Name of New Pledgor],


                                             by
                                             ------------------------------
                                             Name:
                                             Title:
                                             Address:


                                           THE CHASE MANHATTAN BANK, as
                                           Collateral Agent,


                                             by
                                             ------------------------------
                                             Name:
                                             Title: